UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (813) 864-2558

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Account.

(a) Resignation of Independent Registered Public Accounting Firm

By letter dated December 16, 2024, Cherry Bekaert LLP (“Cherry Bekaert”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of Telomir Pharmaceuticals, Inc’s (the “Company”) of its resignation as the Company’s independent registered public accounting firm.

Cherry Bekaert’s reports on the financial statements of the Company for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2023 and through the subsequent interim period up to and including the date of Cherry Bekaert’s resignation:

(i)	there were no disagreements between the Company and Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Cherry Bekaert’s satisfaction, would have caused Cherry Bekaert to make reference in connection with its opinion to the subject matter of the disagreement, and

(ii)	there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that Cherry Bekaert advised the Company of material weaknesses in its internal control over financial reporting as of December 30, 2023 and 2022.

The Company has provided Cherry Bekaert with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that Cherry Bekaert furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of Cherry Bekaert’s letter, dated [ ], stating that it agrees with such statements.

(b) Engagement of New Independent Registered Public Accounting Firm

On December 18th, 2024, the Company engaged Salberg & Company P.A. (“Salberg”) as its new independent registered public accountant for the fiscal year ending December 31, 2024. This decision was recommended by the Audit Committee in accordance with the authority of the Audit Committee as specified in its Charter, and approved by the Board of Directors of the Company.

During the fiscal years ended December 31, 2023 and December 31, 2022 and through December 20, 2024, neither the Company nor anyone on its behalf consulted with Salberg regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Salberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Cherry Bekaert LLP dated December 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACUTICALS, INC.

Dated: December 20, 2024	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer